UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2007

Genuine Parts Company
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-05690	58-0254510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2999 Circle 75 Pkwy, Atlanta, Georgia		30339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770.953.1700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2007, the Board of Directors of Genuine Parts Company announced the following officer changes. Paul D. Donahue, 50, was named Executive Vice President. Previously, Mr. Donahue served as President and Chief Operating Officer of the Company's office products subsidiary, S.P. Richards. In his new role, Mr. Donahue will have responsibility for several of the Company's business units and sales initiatives. In addition, Charles A. Chesnutt, 48, was elected to Senior Vice President - Technology and Process Improvement. Prior to this election, Mr. Chesnutt served as Chief Financial Officer of EIS, the Company's electrical distribution subsidiary. In this new role, Mr. Chesnutt will lead the corporate wide information technology and telecommunications efforts, as well as process improvement initiatives across the Company. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2007, the Board of Directors of Genuine Parts Company adopted amendments to Sections 8.1, 8.2 and 8.4 of the Amended and Restated By-laws of the Company to permit the issuance, registration and transfer of uncertificated shares and facilitate direct share registration of the Company's common stock. The amendments were effective immediately upon adoption. A copy of the Amended and Restated By-laws of the Company is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On August 20, 2007, the Board of Directors of Genuine Parts Company declared a regular quarterly cash dividend of $.365 cents per share on the Company's common stock. The dividend is payable October 1, 2007 to shareholders of record September 7, 2007. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.2 Amended and Restated By-Laws of Genuine Parts Company
99.1 Press Release dated August 20, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

August 20, 2007	By:	Jerry W. Nix

Name: Jerry W. Nix
Title: Vice Chairman and CFO

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Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated By-Laws of Genuine Parts Company
99.1	Press Release dated August 20, 2007